UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2010

PHOENIX FOOTWEAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31309	15-0327010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106 Carlsbad, CA		92008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including are code (760) 602-9688

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 30, 2010, Phoenix Footwear Group, Inc. (the “Company”) issued a press release announcing its final financial results for the three months and year ended January 2, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued March 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
(Registrant)

Date: March 30, 2010	/s/ DENNIS T. NELSON
Dennis T. Nelson
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued March 30, 2010